As filed with the Securities and Exchange Commission on April 29, 2008
Registration No. 2-10694
811-0091

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-6

POST-EFFECTIVE AMENDMENT NO. 49 TO
REGISTRATION UNDER THE SECURITIES ACT
OF 1933 OF SECURITIES OF UNIT INVESTMENT
TRUSTS REGISTERED ON FORM N-8B-2

A.	Exact name of Trust:

ING Corporate Leaders Trust Fund

B.	Name of depositor:

ING Investments, LLC

C.	Complete address of depositor’s principal executive offices:
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
D.	Name and address of agent for service:
Huey P. Falgout, Jr.
ING Corporate Leaders Trust Fund
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
With a copy to:
Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street N.W.
Washington, DC 20006
E.	Amount of filing fee:
The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant’s fiscal year ended December 31, 2007 was filed on March 31, 2008.
F.	Approximate date of proposed public offering:

It is proposed that this filing will become effective April 29, 2008 pursuant to paragraph (b) of Rule 485.

ING CORPORATE LEADERS TRUST FUND
CROSS-REFERENCE SHEET
PURSUANT TO RULE 404(c) OF REGULATION C UNDER THE SECURITIES ACT OF 1933.
(Form N-8B-2 Items required by Instructions as to the Prospectus in Form S-6)

Form N-8B-2				Form S-6
Item Number				Heading in Prospectus

I.	Organization and General Information

	1.	(a)	Name of Trust and Tax I.D. Number	Description of the Trust
		(b)	Title of securities issued	Description of the Trust

	2.	Name and address of each depositor		Cover

	3.	Name and address of trustee		Cover and Miscellaneous

	4.	Name and address of principal underwriter		Miscellaneous

	5.	State of organization of Fund		Description of the Trust

	6.	Execution and termination of trust indenture		Highlights; Amendment and Termination

	7.	Changes of Name		Description of the Trust

	8.	Fiscal Year		Miscellaneous

	9.	Litigation		*

II.	GENERAL DESCRIPTION OF THE TRUST AND SECURITIES OF THE TRUST
	10.	(a)	Registered or bearer	How to Purchase Participations
		(b)	Cumulative or distributive securities	Shareholder Services
		(c)	Redemption	How to Redeem Participations
		(d)	Conversion, transfer, etc.	Shareholder Services
		(e)	Periodic Payment Plan	*
		(f)	Voting Rights	Amendment and Termination

Form N-8B-2			Form S-6
Item Number			Heading in Prospectus

	(g)	Notice to holders	Amendment and Termination
	(h)	Consents required	Amendment and Termination
	(i)	Other provisions	*

11.	Type of securities comprising a Unit		Description of the Trust

12.	Certain information regarding periodic payment certificates		*

13.	(a)	Load, fees, expenses, etc.	How to Purchase Participations
	(b)	Certain information regarding periodic payment certificates	*
	(c)	Certain percentages	How to Purchase Participations
	(d)	Certain differences in prices	How to Purchase Participations
	(e)	Certain other fees, etc. payable by holders	How to Purchase Participations
	(f)	Certain other profits	Miscellaneous
	(g)	Ratio of annual charges to income	*

14.	Issuance of trust’s securities		How to Purchase Participations

15.	Receipt and handling of payments from purchasers		Description of the Trust

16.	Acquisition and disposition of underlying securities		Description of the Trust

17.	Withdrawal or redemption		How to Redeem Participations

18.	(a)	Receipt, custody and disposition of income	Description of the Trust
	(b)	Reinvestment of distributions	Description of the Trust
	(c)	Reserves or special funds	Description of the Trust
	(d)	Schedule of distributions	Nonstandardized Investment Return

19.	Records, accounts and reports		How to Purchase Participations

20.	Certain miscellaneous provisions of trust agreement
	(a)	Amendment	Amendment and Termination
	(b)	Termination	Amendment and Termination
	(c)&(d)	Trustee, removal and successor	Resignation, Removal, etc.
	(e)&(f)	Depositor, removal and successor	Resignation, Removal, etc.

21.	Loans to security holders		*

Form N-8B-2			Form S-6
Item Number			Heading in Prospectus

	22.	Limitations on Liability	Resignation, Removal, etc.

	23.	Bonding arrangements	*

	24.	Other material provisions of trust agreement	Miscellaneous

III.	Organization, Personnel and Affiliated Persons of Depositor

	25.	Organization of depositor	Miscellaneous

	26.	Fees received by depositor	Miscellaneous

	27.	Business of depositor	Miscellaneous

	28.	Certain information as to officials and affiliated persons of depositor	Miscellaneous

	29.	Voting securities of depositor	Miscellaneous

	30.	Persons controlling depositor	Miscellaneous

	31.	Payments by depositor for certain services	*

	32.	Payments by depositor for certain other services rendered to trust	*

	33.	Remuneration of employees of depositor for certain services rendered to trust	*

	34.	Remuneration of other persons for certain services rendered to trust	*

IV.	Distribution and Redemption of Securities

	35.	Distribution of trust’s securities by states	How to Purchase Participations

	36.	Suspension of sales of trust’s securities	*

	37.	Revocation of authority to distribute	*

	38.	(a) Method of distribution	*
		(b) Underwriting agreements	*
		(c) Selling agreements	*

Form N-8B-2				Form S-6
Item Number				Heading in Prospectus

	39.	(a)	Organization of principal underwriters	Miscellaneous
		(b)	N.A.S.D. membership of principal underwriters	Miscellaneous

	40.	Certain fees received by principal underwriters		How to Purchase Participations; Miscellaneous

	41.	(a)	Business of principal underwriters	Miscellaneous
		(b)	Branch officers of principal underwriters	*
		(c)	Salesmen of principal underwriters	*

	42.	Ownership of trust’s securities by certain persons		Miscellaneous

	43.	Certain brokerage commissions by principal underwriters		*

	44.	(a)	Method of valuation	How to Redeem Participations
		(b)	Schedule as to offering price	Financial Highlights
		(c)	Variation in offering price to certain persons	How to Purchase Participations

	45.	Suspension of redemption rights		How to Redeem Participations

	46.	(a)	Redemption valuation	How to Redeem Participations
		(b)	Schedule as to redemption price	How to Redeem Participations

	47.	Maintenance of position in underlying securities		*

V.	Information Concerning the Trustee or Custodian

	48.	Organization and regulation of trustee		Miscellaneous

	49.	Fees and expenses of trustee		Miscellaneous

	50.	Trustee’s lien		*

VI.	Information Concerning Insurance of Holders of Securities

	51.	Insurance of holders of Trust’s securities		*

Form N-8B-2			Form S-6
Item Number			Heading in Prospectus

VII.	Policy of Registrant

	52.	(a) Provisions of trust agreement with respect to selection or elimination of underlying securities	Description of the Trust
		(b) Transactions involving elimination of underlying securities	Description of the Trust
		(c) Policy regarding substitution elimination of underlying securities	Description of the Trust
		(d) Fundamental policy not otherwise covered	*

	53.	Tax status of trust	Taxation

VIII.	Financial and Statistical Information

	54.	Fund’s securities during last ten years	Financial Highlights

	55.	Certain information regarding periodic payment certificates	*

	56.	Certain information regarding periodic payment certificates	*

	57.	Certain information regarding periodic payment certificates	*

	58.	Certain information regarding periodic payment certificates	*

	59.	Financial statements (Instruction 1(c) Form S-6)	Financial Statements

*	Not Applicable

Prospectus
Prospectus
April 29, 2008

ING Corporate Leaders Trust Fund

Series B

This Prospectus contains important information about investing in ING Corporate Leaders Trust Fund. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective. As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Prospectus Dated April 29, 2008

ING Corporate Leaders
Trust Fund
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
           Shareholder Services:  (800) 992-0180
24 Hour Account Information:  (800) 992-0180

ING Corporate Leaders Trust Fund (the “Trust”) was created in 1935 with the objective of seeking long term capital growth and income through investment generally in an equal number of shares of the common stocks of a fixed list of American blue chip corporations. See “Description of the Trust” on page 2. Currently, the Trust is invested in twenty-three such corporations including General Electric Co., Citigroup, Inc., Procter & Gamble Co., ChevronTexaco Corp. and Dow Chemical Co. Investments in these corporations, while having potential for long term capital growth and income, may be considered conservative investments. The value of participations of the Trust will fluctuate with the market value of the underlying portfolio securities.

The minimum initial purchase requirement is $1,000 and additional investments must be at least $50. Participations are sold without a sales or redemption charge.

Sponsor:	ING Investments, LLC 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258
Trustee:	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286

Participations are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the FDIC, the Federal Reserve Board or any other agency. Investing in the Trust involves investment risks, including the possible loss of principal, and the value and return of participations will fluctuate.

Read and Retain This Prospectus for Future Reference.

HIGHLIGHTS

The Trust and Its Objective

The Trust was created in 1935 with the objective of seeking long term capital growth and income through investment generally in an equal number of shares of common stock of a fixed list of American blue chip corporations. Currently the Trust is invested in twenty-three such corporations. There can be no assurance that the Trust’s objective will be achieved. See “Description of the Trust” herein.

Public Offering Price

The initial purchase requirement for an investment in the Trust is $1,000 and additional investments must be at least $50. Investors receive a fractional undivided interest in and ownership of the Trust Fund and Distributive Fund described below which is called a participation. Participations are offered at a price equal to the net asset value next determined after an order is received.

Special Considerations

The value of a participation fluctuates with the market value of the underlying portfolio securities of the Trust. The dividend income, if any, from the portfolio securities is subject to fluctuation which in turn will affect the amounts of distributions made to participants. An investor in the Trust has no assurance against loss in a declining market, and redemption at a time when the market value of the participations is less than their cost will result in a loss to the investor.

Semi-Annual Distributions

Semi-annual distributions on June 30 and December 31 of each year (“Distribution Date”) will be reinvested at net asset value (“NAV”) in additional participations of the Trust unless the participant notifies the Trustee to pay such distributions in cash.

Taxation

For federal income tax purposes, (1) the Trust will be treated as a fixed investment trust and will not be subject to federal income tax, (2) each participant will be treated as the owner of his/her pro rata portion of the common stock of the corporations held by the Trust, (3) each participant will be required to include in his/her gross income and his/her pro rata portion of the dividends and interest received by the Trust (including the amounts of such dividends and interest that are not distributed to participants but are used to pay the fees and expenses of the Trust), at the time such dividends and interest are received by the Trust, not at the later time such dividends and interests are distributed to participants or reinvested in additional participations, and (4) each individual participant who itemizes deductions may be able to deduct his/her pro rata portion of the fees and expenses of the Trust only to the extent that such amount, together with his/her other miscellaneous itemized deductions, exceeds 2% of his/her adjusted gross income. See “Taxation” herein.

The Indenture

The Amended and Restated Indenture is effective as of November 14, 1989, as amended on April 23, 1993, June 1, 1998, July 26, 2000, March 1, 2002, April 15, 2002 and April 29, 2004 (the “Indenture”). Both the Indenture and the Trust will terminate on November 30, 2100.

DESCRIPTION OF THE TRUST

Corporate Leaders Trust Fund was created under New York Law by an Indenture dated November 18, 1935, as amended and supplemented, between Empire Trust Company (now The Bank of New York) as Trustee, and Corporate Leaders of America, Inc., as Sponsor. On October 29, 1971, Corporate Leaders of America, Inc. was merged into Piedmont Capital Corporation, which designated Manlex Corporation as Sponsor of the Trust on March 25, 1981. On October 31, 1988 holders of Corporate Leaders Trust Fund Certificates Series B voted to approve an Amended and Restated Indenture which, among other things, designated Lexington Management Corporation, the parent company of Manlex Corporation, as Sponsor, and changed the name to Lexington Corporate Leaders Trust Fund (Federal I.D. #13-6061925). Subsequently, on

July 26, 2000, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation, was acquired by ReliaStar Financial Corp. (“ReliaStar”) and Pilgrim Investments, Inc., an indirect wholly-owned subsidiary of ReliaStar, was designated the Sponsor of the Trust. Consequently, the Trust’s name was changed to Pilgrim Corporate Leaders Trust Fund. On September 1, 2000, ING Groep N.V. (“ING Groep”) (NYSE: ING) acquired ReliaStar and subsequently Pilgrim Investments, Inc. changed its name to ING Pilgrim Investments, Inc. On February 26, 2001, ING Pilgrim Investments, Inc. merged into ING Pilgrim Investments, LLC. On March 1, 2002, ING Pilgrim Investments, LLC changed its name to ING Investments, LLC (“ING Investments”) and the Trust changed its name to ING Corporate Leaders Trust Fund. Effective May 17, 2004, the Trustee is The Bank of New York Mellon Corporation. Holders of Corporate Leaders Trust Fund Certificates Series A continue to be governed by the initial Indenture. This Prospectus pertains solely to ING Corporate Leaders Trust Fund Series B (herein referred to as the Trust). All discussions herein of articles and sections of the Indenture refer to the Amended and Restated Indenture.

The Trust is comprised of a Trust Fund and a Distributive Fund. The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-three corporations (except with respect to shares received from spin-offs of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, the Trustee will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program described herein, unless the participant has elected to receive his distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the Sponsor may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the Sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

The Trust will enter into repurchase agreements only with commercial banks and dealers in U.S. government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Trust will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Trust may be delayed or limited and the Trust may incur additional costs. In such case the Trust will be subject to risks associated with changes in the market value of the collateral securities.

The Trust is invested generally in an equal number of shares of the common stock of a fixed list of twenty-four American corporations. The Trust’s portfolio investments are not managed and are expected to remain fixed. A complete list of the securities held at December 31, 2007 is contained in the financial statements included herein. The value of a participation in the Trust fluctuates with the market value of the underlying common stock held by the Trust. The dividend income, if any, from the common stocks is subject to fluctuation, which, in turn will affect the amounts of distributions made to participants.

The Sponsor may direct the Trustee to sell the shares of common stock of any of the twenty-four corporations if (i) the corporation has failed to declare or pay dividends on the common stock; (ii) a materially adverse legal proceeding has been instituted which affects the declaration or payment of dividends of the corporation; (iii) a breach of covenant or warranty exists, which may materially affect the payment of dividends of the corporation; (iv) a default in payment of principal or income on any other outstanding securities of the corporation occurs, which may affect the payment of dividends; or (v) the common stock ceased to be listed on the NYSE and after fifteen days has not been reinstated. The proceeds of any such sale shall be deposited in the Distributive Fund.

FINANCIAL HIGHLIGHTS

For the years ended December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, the information in the table below has been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to December 31, 2003, the financial information was audited by other independent auditors.

Selected data for a participation outstanding throughout each year.

	Years Ended December 31,
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Per Share Operating Performance:
Net asset value, beginning of year	$21.97	$18.67	$17.77	$15.47	$12.55	$14.67	$15.28	$17.30	$15.70	$14.88

Income (loss) from investment operations:
Net investment income	0.40 *	0.39 *	0.36 *	0.32	0.32	0.27	0.24	0.24	0.24	0.23
Net realized and unrealized gain (loss) on investments	1.95	3.31	1.44	2.31	2.90	(2.00)	(0.49)	(1.05)	1.92	1.28

Total income (loss) from investment operations	2.35	3.70	1.80	2.63	3.22	(1.73)	(0.25)	(0.81)	2.16	1.51

Less distributions/ allocations from:
Net investment income	0.38	0.40	0.35	0.32	0.30	0.27	0.24	0.25	0.24	0.23
Net realized gain	0.51	—	0.12	0.01	—	(0.34)	(0.02)	0.42	0.15	0.26
Tax return of capital	0.45	—	0.43	—	0.00 **	0.46	0.11	0.51	0.15	0.18

Total distributions	1.34	0.40	0.90	0.33	0.30	0.39	0.36	1.21	0.56	0.69

Net asset value, end of year	$22.98	$21.97	$18.67	$17.77	$15.47	$12.55	$14.67	$15.28	$17.30	$15.70

Total Return(1)	10.82%	19.98%	10.36%	17.14%	25.93%	(11.90%)	(1.65%)	(4.93%)	13.68%	9.94%
Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$461,324	$400,585	$363,967	$304,866	$272,063	$237,441	$291,085	$343,965	$463,995	$485,195
Ratios to average net assets:
Expenses	0.49%	0.49%	0.50%	0.58%	0.59%	0.63%	0.64%	0.67%	0.61%	0.65%
Net investment income	1.75%	1.97%	1.93%	2.00%	2.28%	1.98%	1.73%	1.51%	1.41%	1.46%

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions/allocations at net asset value.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount represents less than $0.005 per share.

HOW TO PURCHASE PARTICIPATIONS

Initial Investment — Minimum $1,000. By Mail: Send a check payable to ING Corporate Leaders Trust Fund, along with a completed New Account Application to the address shown on the New Account Application. To transmit funds by wire, contact the ING Operations Department at (800) 992-0180 and select Option 4 to obtain an account number and indicate your investment professional on the account.

Subsequent Investments. By Mail: Send a check payable to ING Corporate Leaders Trust Fund, to the address shown on the New Account Application, accompanied by either the detachable form which is part of the confirmation of a prior transaction or a letter indicating the dollar amount of the investment and identifying the Trust, account number and registration. Please note that cash, travelers checks, money orders, checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) and third-party checks generally will not be accepted for investment purposes. Third-party checks are defined as checks originally made payable to any entity or person other than the Trust.

Broker-Dealers: Broker-dealers and financial institutions who process purchase and sale transactions for their customers may charge a transaction fee for these services.

The Open Account: By investing in the Trust, a participant establishes an open account to which all participations purchased, including additional participations purchased under the Distribution Reinvestment Program, will be credited. Participation certificates will be issued for full participations only when requested in writing. Unless payment for participations is made by federal funds wire, certificates will not be issued for fifteen (15) days. In order to facilitate redemptions and transfers, most participation holders elect not to receive certificates.

After an Open Account is established, payments can also be provided for by a pre-authorized investment plan or other authorized automatic bank check program accounts (checks drawn on the investor’s bank periodically for investment in the Trust).

Pre-Authorized Investing Plan: A participant may arrange to make additional purchases of participations automatically on a monthly or quarterly basis. The investments are automatically deducted from a checking account on or about the 5th or 20th day of each month. The institution must be an Automated Clearing House (“ACH”) member. Should an order to purchase participations of the Trust be cancelled because your automated transfer does not clear, you will be responsible for any resulting loss incurred by the Trust. The participant has the right to discontinue the automatic investing program provided written notice is given ten days prior to the scheduled investment date. Further information regarding this service can be obtained from ING by calling (800) 992-0180.

Terms of Offering: If an order to purchase participations is cancelled because the investor’s check does not clear, the purchaser will be responsible for any loss incurred by the Trust. To recover any such loss the Trust reserves the right to redeem participations owned by the purchaser, and may prohibit or restrict the purchaser in placing future orders in any of the ING Funds.

The Trust reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including participation holders of the Trust’s special investment programs. An order to purchase participations is not binding on the Trust until it has been confirmed in writing.

Shareholder Servicing Agents: The Trust may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents. The Shareholder Servicing Agent may, as agent for its customers, among other things: answer customer inquiries regarding account status, account history and purchase and redemption procedures; assist participation holders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain participation holder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem participations; furnish quarterly statements and confirmations of purchases and redemptions;

transmit, on behalf of the Trust, proxy statements, annual shareholder reports, updated prospectuses and other communications to participation holders of the Trust; receive, tabulate and transmit to the Trust proxies executed by participation holders with respect to meetings of participation holders of the Trust; and provide such other related services as the Trust or a participant may request. For these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Trust represented by participations owned during the period for which payment is made. ING Investments, at no cost to the Trust, may pay to Shareholder Servicing Agents additional amounts from its past profits. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it.

Account Statements: DST Systems, Inc. (the “Transfer Agent”), whose principal office is at 430 W. 7th Street, Kansas City, Missouri 64105-1407, will send participation holders either purchasing or redeeming participations of the Trust, a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of participations purchased or redeemed, the purchase or redemption price per participation, and the amount purchased or redemption proceeds. A statement is also sent to participation holders when a change in the registration, address, or dividend option occurs. Additionally, quarterly account information statements are provided to participants. Participation holders are urged to retain their account statements for tax purposes.

HOW TO REDEEM PARTICIPATIONS

By Mail: Send to the Trust at the address shown on the New Account Application: (1) a written request for redemption, signed by each registered owner exactly as the participations are registered including the name of the Trust, account number and exact registration; (2) participation certificates for any participations to be redeemed which are held by the participation holder, in certificate form; (3) signature guarantees, when required, and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. Redemptions by mail will not become effective until all documents in proper form have been received by the Transfer Agent. If a participation holder has any questions regarding the requirements for redeeming participations, he or she should call the Trust at (800) 992-0180 prior to submitting a redemption request.

Checks for redemption proceeds will normally be mailed within three (3) business days, but will not be mailed until all payments for the participations to be redeemed have been cleared by the bank on which they were drawn. The Transfer Agent will restrict the mailing of redemption proceeds to a participation holder’s address of record within thirty (30) days of such address being changed unless the participation holder provides a signature guaranteed letter of instruction.

By Telephone: If you are an existing participant and wish to establish this privilege on your account, please call our Shareholder Services Department at (800) 992-0180 between 9:00 A.M. and 7:00 P.M. Eastern time and request a Special Privilege Form. If you are a new participant, this privilege will automatically be assigned to your account unless you decline on the New Account Application.

Participants redeeming at least $1,000 worth of participations (for which certificates have not been issued) may effect a telephone redemption by calling our Shareholder Services Department at (800) 992-0180 Monday - Friday between 9:00 a.m. and 7:00 p.m. Eastern Time. A telephone redemption in good order will be processed at the net asset value of the Trust next determined. There is a maximum telephone redemption limit of $100,000.

The redemption proceeds will be made payable to the registered participant(s) and forwarded to the address of record. The Transfer Agent will restrict the mailing of telephone redemption proceeds to a participation holder’s address of record within thirty (30) days of such address being changed, unless the participation holder provides a signature guaranteed letter of instruction. Proceeds of a liquidation may be wired to a pre-designated bank account. See “Telephone Exchange/Redemption Provisions” herein.

Signature Guarantee: Signature guarantees are required for the following: (a) redemptions by mail involving $50,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners or to an address other than that shown on the participant’s account; (c) changes in instructions as to where the proceeds of redemptions are to be sent, and (d) participation transfer requests.

The Trust requires that the guarantor be either a commercial bank which is a member of the FDIC, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. A notary public is not an acceptable guarantor.

With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption, (b) on a separate instrument of assignment (stock power) specifying the total number of participations to be redeemed, or (c) on participation certificates tendered for redemption and, if participations held by the Trust are also being redeemed, on the letter or stock power.

Redemption Price: The redemption price will be the NAV per participation of the Trust next determined after receipt by the Trust of a redemption request in proper form.

The redemption price per participation is computed on any Trust business day, which is each day on which the NYSE, the Federal Reserve Bank of New York and the Trustee are open for business, with the exception of those days on which the SEC determines that trading may be restricted on the NYSE. The calculation is made by (a) adding: (i) the aggregate value of the portfolio securities; (ii) available cash; (iii) amounts in the Distributive Fund, including dividends on the portfolio securities and interest on the investment of monies in the Distributive Fund; and (iv) any other assets of the Trust and (b) deducting: (i) taxes and other governmental charges; (ii) fees and expenses of the Trust; (iii) cash allocated for distribution to participants of record as of a date prior to the evaluation; and (iv) any other liabilities of the Trust.

Participations will be redeemed in cash from the Trust Fund and the Distributive Fund at a price equal to the next determined participation value following receipt of an appropriate request multiplied by the number of participations being redeemed and subject to payment by the participant of any tax or other governmental charge. If there is insufficient cash in the Trust Fund to pay the portion of the redemption price attributable thereto, the Trustee shall sell stock units. Sales of such securities will be at the best price obtainable subject to any minimum value limitations on sales specified by the Sponsor.

A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. If no sale is reported at that time, the mean between the current bid and asked price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of sixty (60) days or less are valued at amortized cost, when it is determined by the Trustee that amortized cost reflects the fair value of such securities. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

The right of redemption may be suspended (a) for any period during which the NYSE is closed or the SEC determines that trading on the NYSE is restricted, (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of participants. Due to the proportionately high cost of maintaining smaller accounts, the Trust reserves the right to redeem all participations in an account with a value of less than $500 other than as a result of a change in net asset value and mail the proceeds to the participant. Participants will be notified before these redemptions are to be made and will have thirty (30) days to make an additional investment to bring their accounts up to the required minimum.

SHAREHOLDER SERVICES

Transfer

Participations may be transferred to another owner. A signature guarantee of the registered participant is required on the letter of instruction or other instrument of assignment.

Systematic Withdrawal Plan

Participants may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. The minimum withdrawal is $100. Participants may choose from monthly, quarterly, semi-annual or annual payments. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.

Group Sub-Accounting: To minimize record-keeping by fiduciaries, corporations and certain other investors, the minimum initial investment may be waived.

EXCHANGE PRIVILEGE

Participations may be exchanged for shares of certain funds managed by the Sponsor, on the basis of relative NAV per share at the time of the exchange. In the event shares of one or more of these funds being exchanged by a single investor have a value in excess of $500,000, under certain circumstances, participations may not be purchased until the third business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Trust.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to information and limitations outlined in this section, you may elect to have a specified dollar amount of participation units systematically exchanged. This systematic exchange can be effected monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month) from your Trust account to an identically registered account of the ING Fund listed in this section.

The Exchange Privilege and the Systematic Exchange Privilege may be modified at any time or terminated upon sixty (60) days’ written notice to participants.

The ING Fund currently available for exchange is:

ING GNMA Income Fund (Nasdaq Symbol: LEXNX) Seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.

The Exchange Privilege enables a participant to acquire another ING Fund with a different investment objective when the participant believes that a shift between funds is an appropriate investment decision. Participants contemplating an exchange should obtain and review the prospectus of the ING Fund to be acquired. If an exchange involves investing in an ING Fund not already owned and a new account has to be established, the dollar amount exchanged must meet the minimum initial investment of the ING Fund being purchased. Participants must provide the account number of the existing account. Any exchange between ING Funds is, in effect, a redemption in one ING Fund and a purchase in the other ING Fund. Participants should consider the possible tax effects of an exchange. The Trust and other ING Funds are intended for long-term investment and not as short-term trading vehicles. ING may prohibit excessive exchanges. Shareholders may make exchanges among their accounts with ING Funds four times each year. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the limit restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Trust reserves the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Trust also reserves the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Trust and/or state or federal regulatory requirements.

Telephone Exchange/Redemption Provisions

The telephone exchange and redemption privilege will automatically be assigned to your account unless you decline this privilege on the New Account Application. Exchange or redemption instructions may be given in writing or by telephone.

Telephonic exchanges/redemptions can only involve participants registered on the books of the Trustee; participations held in certificate form cannot be exchanged until surrendered. However, outstanding certificates can be returned to the Trustee and qualify for these services. Any new account established with the same registration will also have the privileges of exchange/redemption by telephone. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the participations were transferred and will also have the privilege of exchange by telephone in the ING Funds in which these services are available.

By not checking the box(es) on the New Account Application declining telephone exchange and/or telephone redemption services, a participant constitutes and appoints ING Funds Services, LLC (“ING Funds Services”), the shareholder servicing agent for the ING Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Trustee in account(s) designated, or in any other account with the ING Funds, present or future which has the identical registration with full power of substitution in the premises and authorizes and directs ING Funds Services to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other ING Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the shares being redeemed, and agrees that neither ING Funds Services, the Trustee, the Trust or the ING Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account. ING Funds Services, the Transfer Agent, and the Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all exchange transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Trust. ING Funds Services reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days’ written notice to the address of record. If the participant is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc., is duly organized and existing and has the power to take action called for by this continuing authorization.

Tax Sheltered Retirement Plans

The Trust offers a Prototype Pension and Profit Sharing Plan, including IRAs, SEP-IRA Rollover Accounts and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of the Sponsor. For further information, call (800) 992-0180. An investor participating in any of the Trust’s special plans has no obligation to continue to invest in the Trust and may terminate the Plan with the Trust at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by the Sponsor, the cost of the plans generally is borne by the Trust; however, each Qualified Retirement Plan account is subject to an annual maintenance fee of $12.00 charged by the Trustee.

Distribution Reinvestment Program

On June 30 and December 31 of each year, the Distribution Dates, the Trustee will compute to at least two decimal places the amount of the semi-annual distribution per participation for participants of record, and shall use such distributions to purchase additional participations unless the Trustee has been instructed by the participant, in writing, prior to the Distribution Date to pay such distributions in cash.

TAXATION

The Trust is treated as a fixed investment trust under the Internal Revenue Code of 1986, as amended (the “Code”), and not an association taxable as a corporation. The Trust is also treated as a grantor trust under the Code. As a result, the Trust will not be subject to federal income taxes. In addition, for federal income tax purposes, each participant is treated as the owner of his pro rata portion (i.e., the ratio of the number of participations owned by the participant to the total number of participations outstanding) of (i) the common stock of each corporation and any cash held in the Trust Fund and (ii) the securities and cash held in the Distributive Fund.

Each participant is treated as receiving his/her pro rata portion of dividends and any other distributions received by the Trust on the common stock of the corporations held in the Trust Fund and interest received by the Trust from the investment of such dividends (and any other amounts) deposited in the Distributive Fund. Each participant shall include in gross income his/her pro rata portion of such dividends and interest when such dividends and interest are received by the Trust (or, in the case of an accrual basis participant, as such interest accrues), regardless of when such dividends and interest are distributed by the Trust to participants (or reinvested in additional participations) and regardless of the fact that a portion of such dividends and interest are not distributed to participants (or reinvested in additional participations) but rather are used to pay the fees and expenses of the Trust. A corporate participant will generally be entitled to the 70% dividends-received deduction with respect to the dividends so included in its gross income, subject to various limitations and restrictions imposed by the Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•	Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

A corporate participant will also be entitled to a deduction for its pro rata portion of fees and expenses paid by the Trust. An individual participant who itemizes deductions will be entitled to a deduction for his/her pro rata portion of fees and expenses paid by the Trust only to the extent that such amount, together with the participant’s other miscellaneous itemized deductions, exceeds 2% of the participant’s adjusted gross income (“AGI”). Furthermore, individual participants, whose AGI exceeds a certain inflation-adjusted threshold amount must reduce their itemized deductions (subject to specific exceptions such as medical expense, investment interest and casualty/wagering/theft loss deductions) by 3% of this excess. This reduction, however, is limited to no more than 80% of the applicable itemized deductions. In 2007, the inflation-adjusted threshold amount is $150,500 ($75,250 for married filing separately).

The purchase price paid by a participant for his/her participations (excluding any portion thereof attributable to, and to be deposited in, the Distributive Fund) shall be allocated (based upon relative fair market values) among the participant’s pro rata portion of the common stock of each corporation and any cash held in the Trust Fund, in order to determine his/her tax basis in his/her pro rata portion of the common stock of each corporation. If the common stock of any of the corporations held in the Trust Fund is sold by the Trust, each participant will be considered to have sold his/her pro rata portion of the common stock of that corporation and will be considered to have received his/her pro rata portion of the sale proceeds received by the Trust. If a participant redeems his/her participations, he/she will be considered to have sold his/her pro rata portion of the common stock of each corporation. The redemption price received by the participant (excluding any portion thereof attributable to, and paid out of, the Distributive Fund) shall be allocated (based upon relative fair market values) among his/her pro rata portion of the common stock of each corporation and any cash held in the Trust Fund. If a participant is considered to have sold his/her pro rata portion of the common stock of any corporation, he/she will recognize a capital gain or loss equal to the difference between the amount he/she is considered to have received with respect thereto and his/her tax basis therein. Any such capital gain or loss generally will be long-term capital gain or loss if the participant held his/her participations for more than one year.

Under the backup withholding rules of the Code, certain participants may be subject to 28% (at current tax rates) withholding of federal income tax on distributions and redemption payments made by the Trust. In order to avoid this back-up withholding, a participant must provide the Trust with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to back-up withholding. The New Account Application included with this Prospectus provides for participant compliance with these certification requirements.

Unlike most mutual funds, the Trust is required to report taxable and non-taxable income, capital gains, and expenses attributable to your investment on Internal Revenue Service Form 1041 rather than merely reporting distributions of income and gains on Internal Revenue Service Form 1099. Because accurate information is required, the Trust will normally report information only after the annual audit of the Trust. Although the federally imposed deadline for mailing Form 1041 to investors by April 15th, the Trust attempts to provide Forms 1041 in an expeditious manner after the required information is available, normally in early March.

Prospective participants are urged to consult their own tax advisers as to the tax consequences of an investment in the Trust.

INVESTMENT RETURN

The Trust may, from time to time, include total return information in advertisements and reports to participants. The average annual total return of the Trust for the one- (1), five- (5) and ten- (10) year periods ended December 31, 2007 is set forth in the following table:

Average Annual
Period	Total Return

1 year ended December 31, 2007	10.82%
5 years ended December 31, 2007	16.69%
10 years ended December 31, 2007	8.34%

This performance is calculated pursuant to the formula P(1+T)n = ERV (where P = a hypothetical investment of $1,000; T = the average annual total return; n = the number of years and ERV = the ending redeemable value of the hypothetical $1,000 investment). The computation reflects the reinvestment of all dividends and distributions reinvested on participations acquired with the original hypothetical $1,000 investment. Past results are not necessarily representative of future results.

Comparative performance information may be used from time to time in advertising or marketing of the Trust’s participations, including data from Lipper, Inc., the Dow Jones Industrial Average Index and Standard & Poor’s 500® Composite Stock Price Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated.

AMENDMENT AND TERMINATION

The Sponsor and Trustee may amend the Indenture without the consent of participants (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent; (ii) to change any provision as may be required by the SEC or any successor governmental agency; or (iii) to make any other provisions which do not adversely affect the interest of participants. The Indenture may be amended by the Sponsor and the Trustee with the consent of a majority of the participations entitled to vote.

The Trust and Indenture will terminate on November 30, 2100 or upon the sale or disposition of the last portfolio security of the Trust unless terminated sooner by written instrument executed by the Sponsor and consented to by participants owning 51% of the then outstanding participations. The Trustee will deliver written notice of any termination to each participant specifying the times at which the participants may surrender their certificates for cancellation. Within a reasonable period of time after the termination, the Trustee will distribute to each participant registered on the Trustee’s books in uncertificated form, and to each other participant upon surrender for cancellation of his certificate, after deducting all unpaid expenses, fees, taxes and other governmental charges, the participant’s interest in the Distributive Fund (into which had been deposited the proceeds from the sale of the portfolio securities) and furnish to each participant a final account statement.

RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY OF SPONSOR

Sponsor

The Sponsor may resign upon written notice to the Trustee. The resignation will not become effective unless the Trustee shall have appointed a successor sponsor to assume, with such compensation as the Trustee may deem reasonable under the circumstances, the duties of the resigning Sponsor. If the Sponsor fails to perform its duties for thirty (30) days after notice from the Trustee, or becomes incapable of acting or becomes bankrupt or its affairs are taken over by a public official, then the Sponsor will be automatically discharged. The Sponsor shall be under no liability to the Trust or to the participants for taking any action or for refraining from taking any action in good faith or for errors in judgment or for depreciation or loss incurred by reason of the purchase or sale of any portfolio security. This provision, however, shall not protect the Sponsor in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Trustee

The Trustee may resign upon written notice to the Sponsor and by mailing a copy of such notice to all participants of record not less than sixty (60) days prior to the effective date of their resignation. The Sponsor shall then use its best efforts to promptly appoint a successor trustee, and if upon resignation of the Trustee no successor has been appointed within thirty days after notification, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor. If, after such an application by the Trustee is made to a court of competent jurisdiction (after November 30, 2015) and the court is unable to appoint a successor trustee, then no earlier than six (6) months after the date of such application, the Trustee may notify each participant and the Sponsor that the Trust shall terminate on a day no earlier than six months from the date of such notice unless a successor trustee is appointed. If the Trustee fails to perform its duties or becomes incapable of acting or becomes bankrupt or a public official takes over its affairs, the Sponsor may remove the Trustee and appoint a successor trustee by written notice to the Trustee. The Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies or portfolio securities. This provision shall not protect the Trustee in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Trustee will not be responsible for the misconduct of any of its agents, attorneys, accountants or auditors if they were selected with reasonable care.

MISCELLANEOUS

Trustee

The Trustee is The Bank of New York Mellon Corporation (Federal I.D. #13-5160382), a trust company incorporated under the laws of New York and subject to regulation by the FDIC. Its principal office is at One Wall Street, New York, New York 10286. The Trustee receives a fee of $10,000 per year for its services as set forth in the Indenture and is reimbursed for all of its disbursements relating to the Trust. In addition, the Trustee receives fees for acting as Custodian and for providing portfolio, tax accounting and recordkeeping services. During the year ended December 31, 2007, fees received by The Bank of New York were $27,740.

Sponsor

The Sponsor, ING Investments (Federal I.D. #03-0402099), an Arizona limited liability company, serves as investment adviser and sponsor to registered investment companies and to structured finance vehicles. Its principal office is at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Sponsor is responsible for performing certain administrative services for the Trust including shareholder servicing, answering inquiries, blue sky compliance and accounting. For performing such administrative services the Sponsor receives an annual fee of 0.40% of the Trust’s average daily net assets. For the year ended December 31, 2007, ING Investments received fees of $1,735,760.

The Sponsor is an indirect wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

The principal officers of the Sponsor and their principal occupations during the past five years are as follows:

Principal Occupation(s)
Name, Address and Age	Position(s) Held with the Sponsor	During the Last Five Years(1)

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (November 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout October 2001 - December 2003).

Stanley D. Vyner 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Investment Risk Officer	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer ING Investments, LLC(2) (January 2003 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer(4), ING Investments, LLC(2) and Directed Services LLC (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investments, LLC and Directed Services LLC(4) (March 2006 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Principal Occupation(s)
Name, Address and Age	Position(s) Held with the Sponsor	During the Last Five Years(1)

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	Senior Vice President ING Investments, LLC(2) and ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Lydia Homer 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258 Age: 46	Senior Vice President, Chief Financial Officer and Treasurer	Senior Vice President, Chief Financial Officer and Treasurer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (April 2005 - Present); and Senior Vice President and Treasurer, ING Funds Distributor, LLC(5). Formerly, Senior Vice President and Controller, ING Investments, LLC,(2) ING Funds Services, LLC,(3) and ING Funds Distributor, LLC(5) (December 14, 2001 - April 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President and Assistant Secretary	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(5) (July 1995 - Present); and Vice President, ING Investments, LLC(2) (February 1996 - Present) and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

Distributor

The Trustee has appointed ING Funds Distributor, LLC (Federal I.D. #95-4516047), a registered broker-dealer, to act as distributor for the Trust. Its principal office is at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Funds Distributor, LLC receives no financial consideration for its services.

Independent Registered Public Accounting Firm

The December 31, 2007 Financial Statements have been audited by KPMG LLP, an independent registered public accounting firm, as stated in their opinion appearing herein, which has been so included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing. KPMG is located at 99 High Street, Boston, Massachusetts 02110.

Privacy Policy

The ING Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

This Prospectus does not contain all of the information with respect to the investment company set forth in its registration statements and exhibits relating thereto which have been filed with the SEC, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

*    *    *    *    *
No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust has been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

*    *    *    *    *
This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy securities in any state to any person to whom it is not lawful to make such offer in such state.

IF YOU HAD INVESTED $10,000 67 YEARS AGO
ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
With Income Dividends and Capital Gains Distributions Reinvested

The table below covers the period from March 16, 1941 to December 31, 2007. This period was one of generally rising common stock prices. The results shown should not be considered as a representation of the dividends and other distributions which may be realized from an investment made in the Trust today. A program of the type illustrated does not assure a profit or protect against depreciation in declining markets.

Long-term investments in industry, such as ING Corporate Leaders Trust Fund, tend to move with the basic inflationary trend and offer your dollars an opportunity to grow.

Cumulative cost figure represents the initial investment of $10,000 plus the cumulative amount of dividends reinvested. Dividends and other distributions were assumed to have been reinvested in additional participations at the reinvestment price. The value of participations “Initially Acquired” includes the value of additional participations created as a result of the reinvestment of that portion of the semi-annual distributions representing “A Return of Capital” (the proceeds from securities sold representing the cost of securities sold, and other principal transactions). No adjustment has been made for any income taxes payable by Participants on dividends or other distributions reinvested in additional participations.

The dollar amounts of distributions from realized gains (determined at the Trust level) reinvested in additional participations were: 1941—None; 1942—None; 1943—None; 1944—$3; 1945—$450; 1946—None; 1947—$44; 1948—$338; 1949—None; 1950—$283; 1951—$796; 1952—$185; 1953—$10; 1954—$812; 1955—$474; 1956—$4,347; 1957—$48; 1958—$17; 1959—$3,032; 1960—$2,371; 1961—$2,118; 1962—$2,749; 1963—$735; 1964—$3,138; 1965—$9,035; 1966—$1,077; 1967—$48; 1968—$4,121; 1969—$102; 1970—$644; 1971—$1,862; 1972—$2,300; 1973—None; 1974—None; 1975—None; 1976—$5,071; 1977—$4,161; 1978—None; 1979—None; 1980—$5,182; 1981—$31,473; 1982—None; 1983—$18,602; 1984—$8,258; 1985—$39,496; 1986—$64,138; 1987—$69,182; 1988—$49,350; 1989—$99,410; 1990—$148,727; 1991—$39,773; 1992—$52,819; 1993—$46,262; 1994—$160,296; 1995—$7,696; 1996—$62,612; 1997—$664,104; 1998—$83,389; 1999—$51,130; 2000—$144,290; 2001—None; 2002—None; 2003—None; 2004—318; 2005—49,885; 2006—None; 2007—219,134; Total $2,165,897.

				VALUE OF PARTICIPATIONS
		Cumulative			Purchased
		Cost of			Through
		Participations	Cumulative		Reinvestment		Purchased
	Amount of	Purchased	Cost		of Distributions		Through
Year	Dividends	Through	Including		From Realized		Reinvestment	Net
Ended	Reinvested	Reinvestment	Reinvested	Initially	Gains		of Dividends	Asset	Number of
Dec. 31	Semi-Annually	of Dividends	Dividends	Acquired	(Cumulative)	Sub-Total	(Cumulative)	Value	Participations

1941 *	—	—	$10,000	$8,799	—	$8,799	—	$8,799	566
1942	—	—	10,000	9,613	—	9,613	—	9,613	584
1943	$190	$190	10,190	10,809	—	10,809	$188	10,997	601
1944	192	382	10,382	11,983	$3	11,986	402	12,388	620
1945	215	597	10,597	14,709	464	15,173	682	15,855	693
1946	187	784	10,784	13,961	430	14,391	816	15,207	716
1947	370	1,154	11,154	14,639	447	15,086	1,141	16,227	824
1948	513	1,668	11,668	14,840	718	15,558	1,480	17,038	989
1949	509	2,177	12,177	17,113	701	17,814	1,968	19,782	1,176
1950	804	2,980	12,980	19,871	994	20,865	2,779	23,644	1,392
1951	1,012	3,992	13,992	21,659	1,756	23,415	3,674	27,089	1,652
1952	1,054	5,046	15,046	24,356	2,016	26,372	4,901	31,273	1,845
1953	1,217	6,263	16,263	24,849	2,030	26,879	6,149	33,028	1,945
1954	1,378	7,641	17,641	33,779	3,476	37,255	9,475	46,730	2,117
1955	1,599	9,240	19,240	39,164	4,398	43,562	12,349	55,911	2,243
1956	1,790	11,030	21,030	38,511	7,051	45,562	10,475	56,037	3,123
1957	1,910	12,940	22,940	36,268	6,574	42,842	11,496	54,338	3,269
1958	2,134	15,075	25,075	48,925	8,778	57,703	17,710	75,413	3,406
1959	2,184	17,258	27,258	55,426	11,821	67,247	19,992	87,239	3,906
1960	2,416	19,674	29,674	55,782	12,653	68,435	19,772	88,207	4,562
1961	2,697	22,371	32,371	67,126	16,993	84,119	25,757	109,876	4,881
1962	2,926	25,296	35,296	62,396	17,033	79,429	24,446	103,875	5,541
1963	3,243	28,540	38,540	71,467	19,863	91,330	30,711	122,041	5,803
1964	3,553	32,093	42,093	83,001	24,049	107,050	35,865	142,915	6,452
1965	3,855	35,948	45,948	92,523	30,246	122,769	35,623	158,392	8,066
1966	4,571	40,519	50,519	74,713	24,491	99,204	31,774	130,978	8,606
1967	5,060	45,579	55,579	83,121	27,090	110,211	40,165	150,376	8,948
1968	5,573	51,153	61,153	89,160	32,157	121,317	46,879	168,196	9,710
1969	5,915	57,068	67,068	75,017	26,979	101,996	44,536	146,532	10,115
1970	6,009	63,077	73,077	82,621	28,564	111,185	52,500	163,685	10,957
1971	6,190	69,267	79,267	93,454	32,126	125,580	61,694	187,274	11,856
1972	6,585	75,852	85,852	108,913	38,484	147,397	75,949	223,346	12,605
1973	7,371	83,223	93,223	93,151	32,729	125,880	71,868	197,748	13,123
1974	8,196	91,419	101,419	68,448	22,864	91,312	57,376	148,688	14,124
1975	9,139	100,557	110,557	91,498	30,474	121,972	85,413	207,385	14,781
1976	9,666	110,223	120,223	115,461	37,963	153,424	101,306	254,730	16,914
1977	11,237	121,460	131,460	108,466	35,919	144,385	96,397	240,782	18,898
1978	13,283	134,743	144,743	110,210	34,687	144,897	105,738	250,635	20,370
1979	15,804	150,547	160,547	139,110	34,774	173,884	121,307	295,191	23,931
1980	19,369	169,916	179,916	173,026	47,488	220,514	165,362	385,876	26,181
1981	21,822	191,738	201,738	163,070	62,645	225,715	140,698	366,413	33,836
1982	24,452	216,190	226,190	191,554	69,992	261,546	183,359	444,905	36,772
1983	25,923	242,114	252,114	235,913	91,870	327,783	218,649	546,432	42,757
1984	28,926	271,040	281,040	250,855	91,476	342,331	226,566	568,897	49,375
1985	31,808	302,848	312,848	333,623	145,913	479,536	293,217	772,753	58,251
1986	39,216	342,064	352,064	408,170	212,840	621,010	342,608	963,618	69,711
1987	40,394	382,458	392,458	412,599	241,185	653,784	326,728	980,512	83,847
1988	71,268	453,726	463,726	470,438	297,425	767,863	407,155	1,175,018	97,918
1989	45,103	498,829	508,829	583,494	438,476	1,021,970	509,512	1,531,482	111,950
1990	51,303	550,132	560,132	552,346	473,992	1,026,338	440,810	1,467,148	139,330
1991	55,828	605,960	615,960	654,372	558,392	1,212,764	539,190	1,751,954	152,079
1992	55,460	661,420	671,420	700,391	619,341	1,319,732	600,946	1,920,678	165,291
1993	54,505	715,925	725,925	814,945	727,611	1,542,556	715,658	2,258,214	176,699
1994	60,332	776,257	786,257	832,095	759,684	1,591,779	649,069	2,240,848	213,211
1995	61,329	837,586	847,586	1,207,794	998,228	2,206,022	913,513	3,119,535	227,040
1996	64,546	902,132	912,132	1,452,214	1,232,426	2,684,640	1,134,598	3,819,238	237,959
1997	71,379	973,511	983,511	1,794,519	1,785,369	3,579,888	1,121,302	4,701,190	315,940
1998	72,385	1,045,896	1,055,896	1,948,610	1,965,327	3,913,937	1,254,684	5,168,621	329,211
1999	78,614	1,124,510	1,134,210	2,198,244	2,216,745	4,414,989	1,460,590	5,875,579	339,629
2000	83,954	1,208,464	1,218,464	2,110,219	2,102,065	4,212,284	1,373,566	5,585,850	365,566
2001	87,573	1,296,037	1,306,037	2,078,537	2,010,351	4,088,888	1,404,585	5,493,473	374,470
2002	101,940	1,397,977	1,407,977	1,949,478	1,593,186	3,542,664	1,297,329	4,839,993	385,657
2003	118,480	1,516,457	1,526,457	2,404,867	1,963,872	4,368,739	1,726,265	6,095,003	394,004
2004	130,047	1,646,504	1,656,504	2,762,373	2,256,205	5,018,578	2,121,108	7,139,687	401,801
2005	141,479	1,787,983	1,797,983	3,082,995	2,422,917	5,505,912	2,373,446	7,879,358	422,052
2006	170,464	1,958,447	1,968,447	3,628,162	2,851,178	6,479,340	2,974,315	9,453,654	430,307
2007	170,749	2,129,196	2,139,196	4,855,736	3,203,990	8,059,726	3,282,768	11,342,494	455,926

*	From March 16, 1941.
Note—During 1990 all sales charges were eliminated. The above table reflects the change to a “no load” status as if it were in effect for the entire period shown. The amounts shown as dividends for periods after October 31, 1988 include interest income from the investment of amounts deposited in the Distributive Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Corporate Leaders Trust Fund, “Series B” as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund, “Series B” as of December 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2008

ING CORPORATE LEADERS TRUST FUND

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2007

Assets:
Investments in securities at value (identified cost $281,687,228)	$456,534,230
Cash	5,713,968
Restricted cash (Note 2)	570,665
Receivables:
Trust shares sold	787,338
Dividends and interest	707,865
Prepaid expenses	26,198

Total assets	464,340,264

Liabilities:
Payable for investment securities purchased	1,830,055
Payable for trust shares repurchased	342,942
Distributions payable	570,665
Accrued Sponsor’s maintenance fees payable	156,184
Payable for custody and accounting fees	10,627
Payable for shareholder reporting expense	26,680
Payable for professional fees	45,216
Payable for transfer agent fees	29,360
Other accrued expenses and liabilities	4,936

Total liabilities	3,016,665

Net Assets:
Balance applicable to Trust shares at December 31, 2007, equivalent to $22.98 per participation on 20,076,256 participations outstanding	$461,323,599

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND

STATEMENT OF OPERATIONS for the Year Ended December 31, 2007

Investment Income:
Dividends	$9,700,814
Interest	37,861

Total investment income	9,738,675

Expenses:
Sponsor maintenance fees (Note 4)	1,735,760
Transfer agent fees	180,036
Shareholder reporting expense	52,789
Registration and filing fees	43,644
Professional fees	88,553
Custody and accounting expense (Note 4)	27,740
Miscellaneous expense	3,316

Total expenses	2,131,838

Net investment income	7,606,837

Realized and Unrealized Gain on Investments:
Net realized gain on investments	11,839,506
Net change in unrealized appreciation or depreciation on investments	24,290,803

Net realized and unrealized gain on investments	36,130,309

Increase in net assets resulting from operations	$43,737,146

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006
FROM OPERATIONS:
Net investment income	$7,606,837	$7,350,573
Net realized gain on investments	11,839,506	8,797,562
Net change in unrealized appreciation or depreciation on investments	24,290,803	52,410,141

Net increase in net assets resulting from operations	43,737,146	68,558,276

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(7,432,992)	(7,346,374)
Net realized gains	(9,409,645)	—
Return of capital	(8,286,335)	—

Total distributions	(25,128,972)	(7,346,374)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	73,277,290	37,536,036
Dividends reinvested	21,368,583	6,228,703

	94,645,873	43,764,739
Cost of shares redeemed	(52,515,288)	(68,358,778)

Net increase (decrease) in net assets resulting from capital share transactions	42,130,585	(24,594,039)

Net increase in net assets	60,738,759	36,617,863

NET ASSETS:
Beginning of year	400,584,840	363,966,977

End of year	$461,323,599	$400,584,840

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND

FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$21.97	$18.67	$17.77	$15.47	$12.55
Income from investment operations:
Net investment income	$0.40 *	$0.39 *	$0.36 *	$0.32	$0.32
Net realized and unrealized gain on investments	$1.95	$3.31	$1.44	$2.31	$2.90
Total income from investment operations	$2.35	$3.70	$1.80	$2.63	$3.22

Less distributions/allocations from:
Net investment income	$0.38	$0.40	$0.35	$0.32	$0.30
Net realized gain	$0.51	$—	$0.12	$0.01	$—
Tax return of capital	$0.45	$—	$0.43	$—	$0.00 **
Total distributions	$1.34	$0.40	$0.90	$0.33	$0.30
Net asset value, end of year	$22.98	$21.97	$18.67	$17.77	$15.47
Total Return(1)	10.82%	19.98%	10.36%	17.14%	25.93%

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$461,324	$400,585	$363,967	$304,866	$272,063
Ratios to average net assets:
Expenses	0.49%	0.49%	0.50%	0.58%	0.59%
Net investment income	1.75%	1.97%	1.93%	2.00%	2.28%

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions/allocations at net asset value.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 per share.

ING CORPORATE LEADERS TRUST FUND

NOTES TO FINANCIAL STATEMENTS
as of December 31, 2007

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the “Trust”) is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission (“SEC”). Series B of the Trust commenced operations in 1941 as a series of ING Corporate Leaders Trust Fund, which was created under a Trust Indenture dated November 18, 1935, as amended.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A. Valuation of Securities — Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust’s assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Short-term securities with 60 days or less to maturity are valued at amortized cost.

B. Income Taxes — No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations.

As of December 31, 2007, net unrealized appreciation of portfolio securities was $174,847,002, comprised of unrealized appreciation of $190,503,095 and unrealized depreciation of $15,656,093.

C. Distributions to Participation Holders — Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D. Other — Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. Accounting Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Restricted Cash — All cash held in the distributable fund throughout the period is intended solely for distributions.

G. Indemnifications — In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the year ended December 31, 2007, distributions from net investment income were $7,432,992, equivalent to $0.38 per participation. For the year ended December 31, 2006, distributions from net

ING CORPORATE LEADERS TRUST FUND

NOTES TO FINANCIAL STATEMENTS
as of December 31, 2007

investment income were $7,346,374 equivalent to $0.40 per participation.

For year ended December 31, 2007, the distributions of net realized gains were $9,409,645, equivalent to $0.51 per participation. For the year ended December 31, 2006, there were no distributions of net realized gains.

For the year ended December 31, 2007, distribution of tax return of capital were $8,286,335, equivalent to $0.45 per participation. For the year ended December 31, 2006, there were no distributions of tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Bank of New York Mellon Corporation (the “Trustee”) serves as Trustee for the Trust. The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $27,740 for the year ended December 31, 2007.

ING Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, the cost of purchases and proceeds of sales of investment securities were $47,335,614 and $23,920,726, respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust’s financial statements.

NOTE 6 — SOURCE OF NET ASSETS

As of December 31, 2007, the Trust’s net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in principal account	$285,228,199
Unrealized appreciation in value of securities	174,847,002

Principal account	460,075,201
Income and distributable fund	1,248,398

Total net assets	$461,323,599

ING CORPORATE LEADERS TRUST FUND

NOTES TO FINANCIAL STATEMENTS
as of December 31, 2007

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Issued on payments from holders	3,202,195	1,883,215
Issued on reinvestment of dividends and distributions	939,199	301,107
Redeemed	(2,298,584)	(3,442,898)

Net increase (decrease)	1,842,810	(1,258,576)

NOTE 8 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolio has analyzed the tax positions of the Portfolio. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolio is currently assessing the impact in addition to expanded financial statement disclosure, if any, that will result from adopting SFAS No. 157.

ING CORPORATE LEADERS TRUST FUND

NOTES TO FINANCIAL STATEMENTS
as of December 31, 2007

NOTE 9 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements did not represent a systematic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

ING CORPORATE LEADERS TRUST FUND

NOTES TO FINANCIAL STATEMENTS
as of December 31, 2007

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING CORPORATE LEADERS TRUST FUND CERTIFICATES, SERIES B

PORTFOLIO OF INVESTMENTS as of December 31, 2007

Securities	Number of Shares	Cost	Market Value

Common Stock: 99.0%

Chemicals: 12.9%
Dow Chemical Co.	369,067	$13,009,613	$14,548,621
El DuPont de Nemours & Co.	223,100	11,519,538	9,836,479
Praxair, Inc.	396,600	13,507,334	35,182,386

		38,036,485	59,567,486

Cosmetics/Personal Care: 6.2%
Procter & Gamble Co.	387,300	17,979,391	28,435,566

Diversified Financial Services: 3.3%
Citigroup, Inc.	516,566	19,252,800	15,207,703

Electric: 5.0%
Ameren Corp.	223,100	10,588,125	12,094,251
Consolidated Edison, Inc.	223,100	9,698,754	10,898,435

		20,286,879	22,992,686

Gas: 2.1%
NiSource, Inc.	498,508	12,207,422	9,416,816

Household Products/Wares: 3.7%
ACCO Brands Corp.*	61,535	1,394,356	987,021
Fortune Brands, Inc.	223,100	13,288,899	16,143,516

		14,683,255	17,130,537

Media: 2.6%
CBS Corp. — Class B	117,300	3,478,478	3,196,425
Comcast Corp. — Class A*	202,983	4,651,555	3,706,470
Viacom — Class B*	117,300	5,219,025	5,151,816

		13,349,058	12,054,711

Miscellaneous Manufacturing: 10.1%
Eastman Kodak Co.	223,100	8,821,188	4,879,197
General Electric Co.	758,900	19,439,723	28,132,423
Honeywell International, Inc.	223,100	9,259,081	13,736,267

		37,519,992	46,747,887

Oil and Gas: 34.6%
Chevron Corp.	388,700	18,585,502	36,277,371
ExxonMobil Corp.	1,046,000	34,957,795	97,999,740
Marathon Oil Corp.	417,400	9,877,462	25,402,964

		63,420,759	159,680,075

Retail: 0.7%
Foot Locker, Inc.	223,100	4,541,204	3,047,546

Telecommunications: 0.7%
AT&T, Inc.	81,497	2,608,465	3,387,015

Securities	Number of Shares	Cost	Market Value

Transportation: 17.1%
Burlington Northern Santa Fe Corp.	610,842	22,216,971	50,840,380
Union Pacific Corp.	223,100	15,584,547	28,025,822

		37,801,518	78,866,202

Total Investments: 99.0%		$281,687,228	$456,534,230

Other Assets and Liabilities — Net: 1.0%			4,789,369

Total Net Assets: 100.0%			$461,323,599

*	Non-Income Producing Security

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Bank of New York Mellon Corporation serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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WHERE TO GO FOR MORE INFORMATION
You’ll find more information about the Trust in the:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Trust’s annual/semi-annual shareholder reports, you will find a discussion of recent market conditions and principal investment strategies that significantly affected the Trust’s performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s report (in annual shareholder report only).

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports or other Trust information. To make shareholder inquiries:

ING Funds
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the U.S. Securities and Exchange Commission (SEC). In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, NE
Washington, DC 20549

or at the e-mail address:
publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at http://www.sec.gov. When contacting the SEC, you will want to refer to the Trust’s SEC file number. The file number is 811-0091.

(ING FUNDS LOGO)	PRPRO-CLTB (0408-042808)

PART II
ADDITIONAL INFORMATION NOT INCLUDED
IN THE PROSPECTUS
UNDERTAKING TO FILE REPORTS
     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the U.S. Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.
CONTENTS OF REGISTRATION STATEMENT
     This Registration Statement on Form S-6 is comprised of the following papers and documents:
The facing sheet.
The Prospectus consisting of 32 pages.
Additional information not included in the Prospectus (Part II).
The undertaking to file reports.
The signatures.
Written consents of the following persons: KPMG LLP
SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 50 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona, on the 29th day of April, 2008.

ING CORPORATE LEADERS TRUST FUND
/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer ING Investments, LLC

/s/ Lydia L. Homer
Lydia L. Homer
Chief Financial Officer ING Investments, LLC

Consent of Independent Registered Public Accounting Firm

The Board of Trustees
ING Corporate Leaders Trust Fund

We consent to the use of our report dated February 20, 2008, incorporated herein, and to the reference to our firm under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus.

/s/ KPMG LLP

Boston, Massachusetts
April 28, 2008